EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
     --------------------------------------------------------------------------

               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

                  THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL.
                  TO VOTE, FILL IN BOX COMPLETELY.



       ------------------------------------------- --- ----------------- ---------------- ---------------------

       1.     To approve a Plan of                           FOR         AGAINST           ABSTAIN
                                                             ---         -------          -------
              Reorganization providing for the
              combination of PBHG Global
              Technology & Communications Fund
              with PBHG Technology &
              Communications Fund.

       ------------------------------------------- --- ----------------- ---------------- ---------------------

       2.     In the discretion of such proxies,
              upon such other business as may
              properly come before the meeting
              or any adjournments thereof.

       ------------------------------------------- --- ----------------- ---------------- ---------------------


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
-------------------------------------------------------------------------------

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                   PBHG FUNDS

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

                                FEBRUARY 27, 2003

The undersigned hereby appoints John M. Zerr and Lee T. Cummings, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Global Technology & Communications Fund shares which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                           NOTE: PLEASE  SIGN  EXACTLY AS YOUR NAME  APPEARS
                           ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                            -----------------------------------
                                            Signature


                                            -----------------------------------
                                            Signature (if held jointly)


                                            -----------------------------------
                                            Dated